Components of Company's Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2014	Dec. 31, 2013
Deferred tax assets:
Accruals and reserves	$ 1,382	$ 858
Net operating loss carry forward	44,083	42,828
Tax credits	6,467	6,336
Fixed and intangible assets	43	18
Valuation Allowance	(51,975)	(49,869)
Total deferred tax assets:		171
Deferred tax liabilities:
Fixed Asset Basis Difference		(171)
Total deferred tax liabilities:	0	0
Net Deferred	$ 0	$ 0